Scudder Massachusetts Limited Term Tax Free Fund

Annual Report
October 31, 1996

Pure No-Load(TM) Funds

A fund designed to seek double-tax-free income, exempt from both Massachusetts and regular federal income taxes consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents

2   In Brief
3   Letter from the Fund's President
4   Performance Update
5   Portfolio Summary
6   Portfolio Management Discussion
10  Investment Portfolio
13  Financial Statements
16  Financial Highlights
17  Notes to Financial Statements
19  Report of Independent Accountants
20  Tax Information
21  Officers and Trustees
22  Investment Products and Services
23  How to Contact Scudder

                                    In Brief

o As of October 31, 1996, Scudder Massachusetts Limited Term Tax Free Fund's 30-day net annualized SEC yield was 4.02%, equivalent to a 7.56% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE.

BAR CHART TITLE:  30-Day Yield

CHART PERIOD:  on October 31, 1996

CHART DATA:

    Massachusetts      Taxable       IBC/Donoghue's
    Limited Term      Equivalent      Taxable Money
    Tax Free Fund       Yield         Fund Average
    -------------       ------        ------------

       4.02%             7.56%           4.82%

o For the 12 months ended October 31, 1996, Scudder Massachusetts Limited Term Tax Free Fund posted a total return of 3.98%. This return and the Fund's two-year average annual return of 6.01% both placed the Fund in the top one fifth of its peers according to Lipper. See page 7 for additional information on the Fund's rankings.



              2 - Scudder Massachusetts Limited Term Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is designed to enhance the usefulness and readability of the reports.
Let us know what you think.

     We are pleased to report on Scudder Massachusetts Limited Term Tax Free Fund's performance over its most recent fiscal year. The Fund posted a competitive total return of 3.98% over 12 months ended October 31, and its 7.56% tax equivalent yield for investors in the highest combined state and federal tax brackets is significantly higher than current Massachusetts CD rates. As portfolio managers Philip Condon and Kathleen Meany report in the portfolio management discussion that follows, the Fund continues to pursue a conservative investment strategy, diversifying broadly by investing in a wide variety of Massachusetts municipal bonds. Please read the discussion beginning on page 6 for more information.

     We would like to take this opportunity to highlight some additions made this fall to the Scudder Family of Funds. Scudder 21st Century Growth Fund seeks long-term growth by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century. Scudder Classic Growth Fund seeks long-term growth by investing primarily in common stocks of medium to large U.S. companies; additionally, it seeks to keep the value of its shares more stable than the typical capital growth mutual fund. Most recently, we introduced the Scudder Pathway Series, four portfolios -- Conservative, Balanced, Growth, and International -- each of which include five or more Scudder funds and which together are designed to meet a range of investor needs. For more information on these and other Scudder products, please see page 22.

     Thank you for your continued investment in Scudder Massachusetts Limited Term Tax Free Fund. Please do not hesitate to call Scudder Investor Information at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Massachusetts Limited Term Tax Free Fund

              3 - Scudder Massachusetts Limited Term Tax Free Fund

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER MASSACHUSETTS LIMITED TERM
TAX FREE FUND
--------------------------------------
1 Year    $10,398      3.98%   3.98%
Life of
Fund*     $11,238     12.38%   4.40%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 YEAR)
--------------------------------------
1 Year    $10,451     4.51%    4.51%
Life of
Fund*     $11,351    13.51%    4.86%
--------------------------------------
*The Fund commenced operations on February 15, 1994.
 Index comparisons begin February 28, 1994.
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER MASSACHUSETTS LIMITED TERM
TAX FREE FUND
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,912
10/94          $10,030
4/95           $10,414
10/95          $10,840
4/96           $10,997
10/96          $11,271


LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 YEAR)
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
10/94          $10,056
4/95           $10,399
10/95          $10,862
4/96           $11,051
10/96          $11,351


The 3-year Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                      1994*   1995    1996
                     ------------------------
NET ASSET VALUE...   $11.64   $12.02  $11.99
INCOME DIVIDENDS..   $  .36   $  .54  $  .50
FUND TOTAL
RETURN (%)........      .00     8.08    3.98
INDEX TOTAL
RETURN (%)........      .56     8.01    4.51


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

              4 - Scudder Massachusetts Limited Term Tax Free Fund

PORTFOLIO SUMMARY as of October 31, 1996
--------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------
Hospital/Health                           31%
Other General Obligation/Lease            22%
Housing Finance Authority                 11%
State General Obligation                   7%
Higher Education                           7%
Student Loans                              6%
Pollution Control/Industrial Development   5%
Water/Sewer Revenue                        4%
Sales/Special Tax                          3%
Miscellaneous Municipal                    4%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund continues to hold several types of
Massachusetts general obligation bonds, which
offer attractive value, high overall quality,
and relative stability.
---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA                                65%
AA                                 14%
A                                   7%
BBB                                 7%
Not Rated                           5%
Below Investment Grade              2%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

WEIGHTED AVERAGE QUALITY: AA

Overall credit quality remains high with 79% of the Fund's portfolio rated AAA or AA.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                   19%
1 - 5 years                        47%
5 - 10 years                       33%
Greater than 10 years               1%
--------------------------------------
                                  100%
--------------------------------------

WEIGHTED AVERAGE EFFECTIVE MATURITY: 4.2 YEARS

Over the Fund's most recent fiscal year we emphasized both
ends of its limited maturity range--the shortest maturities
for safety and the longest maturities (up to 10 years) for
higher yields and possible capital appreciation.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10.


              5 - Scudder Massachusetts Limited Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

During a 12-month period that witnessed partial government shutdowns, talk of tax overhaul, and intermittent bond market volatility, Scudder Massachusetts Limited Term Tax Free Fund continued to provide investors with greater share price stability than longer-maturity tax-exempt vehicles as well as an attractive double tax-free yield.

For shareholders subject to the 46.85% maximum combined federal and Massachusetts income tax rate, the Fund's 30-day net annualized SEC yield of 4.02% as of October 31, 1996, was equivalent to a fully taxable 7.56% yield, higher than yields currently provided by comparable taxable investments. The Fund's tax-equivalent yield compares favorably with the 5.40% average yield of 2-year Massachusetts bank certificates of deposit as of October 31, 1996. Of course, unlike fixed-rate CDs, which are FDIC-insured up to certain limits, the Fund's yield and share price fluctuate, and principal investments in the Fund are not insured.

As the graph shows, over the past 12 months, the Fund's tax-equivalent yield has been consistently higher than the yield of the average 2-year CD tracked nationally.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE.

CHART TITLE:   Scudder Massachusetts Limited Term Tax Free Fund's
               Tax-Equivalent Yield vs. National Two-Year
               CD Rates

CHART PERIOD:  November 1995 through October 1996

CHART DATA:
                  National               SMALTTFF
                 average of           tax-equivalent
             two-year CD yields            yield
             ------------------       --------------
  11/95             5.01%                  7.75%
                    4.82                   7.60
  1/96              4.68                   7.22
                    4.48                   7.07
  3/96              4.73                   7.04
                    4.83                   7.36
  5/96              4.94                   7.45
                    5.14                   7.32
  7/96              5.21                   7.09
                    5.20                   7.13
                    5.25                   7.62
  10/96             5.22                   7.56


Source of CD data: BanxQuote.

Tax equivalent yields are for the 46.85% maximum federal and state tax rate.

For the most recent fiscal year ended October 31, 1996, the Fund's net asset value declined $0.03 to $11.99 per share, and the Fund provided $0.50 per share in income distributions, contributing to a total return of 3.98%. This return compares favorably with the 3.48% return of the 37 similar state municipal bond funds tracked by Lipper Analytical Services, Inc. As shown in the chart on page 7, the Fund's average annual total return placed it in the top one fifth of its peer group for one- and two-year periods.



              6 - Scudder Massachusetts Limited Term Tax Free Fund

Strong Relative Performance
(Returns for periods ended October 31, 1996)
------------------------------------------------------
              Scudder
           Massachusetts  Lipper
            Limited Term  average              Number
           Tax Free Fund  annual  Percentile  of Funds
 Period        return     return    Ranking    tracked
------------------------------------------------------

 1 year         3.98%       3.48%   Top 19%      37

 2 years        6.01        5.42    Top 15%      33
======================================================
Past performance does not guarantee future results.

                                An Update on the
                              Massachusetts Economy

Massachusetts' steadily recovering economy has helped the Commonwealth replenish its reserves, while also creating jobs. Fiscal year 1996 operating revenues were up 5.7% while expenditures rose only 4.0%. The state finished its fiscal year with an operating surplus of $426 million, and the overall Massachusetts taxpayer income tax bill for 1996 will be reduced by $150 million from 1995. Key industries benefiting from the latest but more modest "Massachusetts miracle" have been computer, mutual fund, consulting, and biotechnology firms.

Approximately two-thirds of the jobs lost in the last recession have been replaced. The state's unemployment rate in July 1996 of 4.5% -- the lowest since 1989 -- was well below the national average of 5.2%. And Massachusetts continues to be a wealthy state. Per capita income in 1995 was $26,994, 18% higher than the national average and fourth highest in the country. Debt levels are high, but manageable. Lastly, recent federal welfare reform legislation is not expected to negatively effect the Commonwealth since its own welfare legislation passed in September 1995 is similar.

                           Economic and Market Review

During the Fund's most recent fiscal year, bonds alternately prospered and languished under differing market influences. As we mentioned in our last report to you, bonds rallied in late 1995 as the Republican-led Congress strove to balance the U.S. budget deficit through a series of partial government shutdowns. The municipal bond market then retreated for a time as these efforts failed and Steve Forbes' presidential campaign temporarily re-floated the "flat tax" idea. Meanwhile the U.S. economy picked up steam in April as snow from heavy winter storms melted, shoppers returned to retail stores, and hiring increased. While many were understandably heartened by this increase in economic momentum, bond market participants feared a pickup in inflation, and bond yields headed higher (and prices lower) during the second quarter of 1996. Bond yields as well as the economy retreated toward the end of the Fund's fiscal year as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high this year, and analysts predicted over a million people will declare bankruptcy in 1996.


              7 - Scudder Massachusetts Limited Term Tax Free Fund

Over the past several years, the economy has actually progressed at a fairly consistent pace, with inflation restrained throughout. The bond market, on the other hand, has been quite volatile, constantly anticipating far greater changes than the economy has exhibited. Now, after six years of expansion, the U.S. economy may actually be slowing. Consumers appear to be overburdened, retail sales figures were negative during the third quarter, the government's monetary policy is tight by historical standards (with a Fed Funds rate of 5 1/4%), and business investment is leveling off. In recent months, bond yields have fluctuated, but have generally declined in step with this pullback.

For the 12 months ended October 31, municipal bonds, which typically exhibit less price volatility than Treasury bonds, held their own, thanks to a relatively light supply. While yields of 10-year Treasury bonds rose three tenths of a percentage point and prices declined 2% during the period, yields and prices of 10-year AAA municipal bonds ended essentially unchanged for the same period. Large numbers of municipal bonds were called or matured during the period, especially in June and July. The municipal market continues to be supported both by retail bond buyers and institutions such as insurance companies.

                             Our Portfolio Strategy

Over the 12 months we continued to emphasize both ends of the Fund's limited maturity range: the shortest maturities for safety and the longest maturities (maximum of 10 years) for higher yields and possible capital appreciation. We pursue this strategy because five- to 10-year bonds currently offer the most attractive after-tax yields and total return potential within the range of maturities in which the Fund is permitted to invest.

The Fund continues to hold several types of Massachusetts general obligation (G.O.) bonds. These bonds offer attractive value, high overall quality, and relative stability. In addition, we hold a large percentage (32% as of October
31) of pre-refunded bonds in the Fund's portfolio. Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account of U.S. Treasury bonds designated to retire the original municipal bonds on their future call dates. These bonds offer the highest quality available in the municipal marketplace, yet are typically priced lower than similar bonds of slightly lower quality. The Fund's overall credit quality remains high, with 79% of the bonds in its portfolio rated AAA or AA.

                               A Further Slowdown?

The U.S. economy is flashing several caution lights. Some companies -- notably fast food outlets and department stores -- are attempting to interest their customers in higher priced items. That these and other companies are even considering raising prices makes us believe that the economy may slow further, because we are confident that the Federal Reserve will raise interest rates at the first signs of any uptick in inflation. Though we believe that any excesses in the U.S. economy would soon be corrected, and that the economy will remain resilient, any further slowdown should benefit the municipal bond market.



              8 - Scudder Massachusetts Limited Term Tax Free Fund

We will continue to maintain a conservative investment strategy, including holding premium bonds, diversifying broadly, and keeping the Fund's credit quality high. We will also search for attractive value by weighing the maturity characteristics, credit quality, and income potential of each bond we consider adding to Scudder Massachusetts Limited Term Tax Free Fund's portfolio. Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon         /s/Kathleen A. Meany

Philip G. Condon            Kathleen A. Meany

                         Scudder Massachusetts Limited
                           Term Tax Free Fund: A Team
                             Approach to Investing

Scudder Massachusetts Limited Term Tax Free Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Philip G. Condon, Lead Portfolio Manager, joined Scudder in 1983 and has 16 years of experience as a portfolio manager and in municipal research. Phil has managed Scudder Massachusetts Limited Term Tax Free Fund since its inception and Scudder Massachusetts Tax Free Fund since 1989. Kathleen A. Meany, Portfolio Manager, joined Scudder in 1988 and has 19 years of municipal sales and portfolio management experience. Kate has managed Scudder Massachusetts Limited Term Tax Free Fund since its inception and Scudder Massachusetts Tax Free Fund since 1988.

Your Portfolio Management Team:  Kathleen A. Meany and Philip G. Condon





              9 - Scudder Massachusetts Limited Term Tax Free Fund

                   Investment Portfolio as of October 31, 1996

                                                                                                    Credit
                                                                                 Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Short-term Municipal Investments 12.7%
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts

Massachusetts Bay Transportation Authority, 1984 Series-A, Optional Put,
  3.625%, 3/1/14* .............................................................   1,000,000          A-1+            1,000,100

Massachusetts, General Obligation, Dedicated Income Tax, Series B, Daily Demand
  Note, 3.6%, 12/1/97* ........................................................     700,000          MIG1              700,000

Massachusetts Health & Educational Facilities Authority:

  Brigham and Women's Hospital, Series A, Weekly Demand Note, 3.55%, 7/1/17* ..     900,000          AA                900,000

  Harvard University, Series I, Weekly Demand Note, 3.4%, 2/1/16* .............   1,150,000          A-1+            1,150,000

  Series B, Daily Demand Note, 3.6%, 7/1/05* (c) ..............................     300,000          A-1+              300,000

  Series D, Capital Asset Program, Weekly Demand Note, 3.55%, 1/1/35* (c) .....   1,100,000          SP1+            1,100,000

New Bedford, MA, Revenue Anticipation Note, 4.5%, 6/30/97 .....................   1,000,000          NR              1,004,590

Springfield, MA, Bond Anticipation Note, 4.25%, 2/14/97 .......................   2,000,000          NR              2,003,480
------------------------------------------------------------------------------------------------------------------------------
Total Short-term Municipal Investments (Cost $8,155,401) ......................                                      8,158,170
------------------------------------------------------------------------------------------------------------------------------

Intermediate-term Municipal Investments 87.3%
------------------------------------------------------------------------------------------------------------------------------
Massachusetts

Lowell, MA, General Obligation, Prerefunded 2/15/01, 8.3%, 2/15/05** ..........   1,635,000          AAA             1,917,839

Massachusetts Educational Loan Authority, Issue E, Series A, 6.7%, 1/1/02 (c) .     450,000          AAA               485,478

Massachusetts General Obligation:

  Series A, 5.25%, 2/1/01 (c) .................................................   3,000,000          AAA             3,085,950

  Series A, 5.2%, 6/1/04 ......................................................   1,000,000          AA              1,020,670

  Series C, 7.5%, 12/1/07, Prerefunded 12/1/00** ..............................     750,000          AAA               849,158

  Series C, 7%, 12/1/10, Prerefunded 12/1/00** ................................     775,000          AAA               850,129

Massachusetts Health & Educational Facilities Authority:

  Berkshire Health System, Series D, 5.3%, 10/1/03 (c) ........................   1,350,000          AAA             1,391,674

  Berkshire Health System, Series C, 5.9%, 10/1/11 ............................   1,000,000          BBB               947,100

  Central Massachusetts Medical Center, Series B, 6%, 7/1/02 (c) ..............     500,000          AAA               532,995

  Daughters of Charity, Carney Hospital, 7.5%, 7/1/05, Prerefunded 7/1/00** ...   1,000,000          AAA             1,120,160

  Daughters of Charity, Series D, 4.9%, 7/1/00 ................................     700,000          AA                708,379

  Medical Academic & Scientific, Series A:

     5.9%, 1/1/00 .............................................................     500,000          A                 513,725

     6%, 1/1/01 ...............................................................   1,000,000          A               1,033,320

     6.1%, 1/1/02 .............................................................     500,000          A                 520,120

  St. Joseph's Hospital, Series C, 9.5%, 10/1/20, Prerefunded 10/1/99** .......   3,375,000          AAA             3,854,115

  Valley Regional Health System, Series C, 5.3%, 7/1/00 (c) ..................    1,500,000          AAA             1,528,875

    The accompanying notes are an integral part of the financial statements.

              10 - Scudder Massachusetts Limited Term Tax Free Fund

                                                                                                    Credit
                                                                                 Principal       Rating (b)         Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Wheaton College, Series B, 7.2%, 7/1/09, Prerefunded 7/1/99** .................     590,000          AAA               644,870

Massachusetts Housing Finance Agency:

  Housing Project Revenue, Series A, 5.2%, 10/1/00 ............................     575,000          A                 587,006

  Multi-Family Housing Project 1988, Series A, 8.7%, 4/1/14, Prerefunded 4/1/98** 1,465,000          A               1,599,428

  Multi-Family Housing Project, Series A, 8.8%, 8/1/21 ........................     665,000          A                 696,800

  Single-Family Mortgage Revenue, Series 3, 7.875%, 6/1/14 ....................   4,000,000          AA              4,087,320

Massachusetts Industrial Finance Agency:

  Boston Museum of Fine Arts, Series 1996, 5.125%, 1/1/04 (c) .................   1,000,000          AAA             1,021,270

  Cape Cod Health Systems, Series 1990, 8.5%, 11/15/20, Prerefunded 11/15/00**    2,150,000          AAA             2,505,889

  College of the Holy Cross, Series 1996, 5.5%, 3/1/06 (c) ....................   1,000,000          AAA             1,035,350

  East Boston Neighborhood Project, Series 1996, 7.25%, 7/1/06 ................   1,000,000          BA              1,003,780

  Leominister Hospital, Series 1989A, 8.625%, 8/1/09, Prerefunded 8/1/99** ....   2,000,000          AAA             2,257,080

  Milton Academy, Revenue Refunding, Series A, 7.25%, 9/1/19,
     Prerefunded 9/1/99 (c)** .................................................     700,000          AAA               768,642

  Resource Recovery, North Andover Solid Waste, Series A:

     6.15%, 7/1/02 ............................................................     750,000          BBB               772,103

     6.3%, 7/1/05 .............................................................   2,750,000          BBB             2,877,600

Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue:

  Series B, 6.3%, 7/1/00 ......................................................     345,000          BBB               363,130

  Series B, 6.375%, 7/1/01 ....................................................   1,000,000          BBB             1,065,070

Massachusetts Turnpike Authority, Bond Anticipation Note, Series 1996A, 5%,
  6/1/99 ......................................................................   2,000,000          AA              2,038,220

Massachusetts Water Resource Authority, Series A, 6.75%, 7/15/12
  Prerefunded 7/15/02** .......................................................   1,000,000          AAA             1,125,380

Nantucket, MA, General Obligation, 6.25%, 12/1/02 .............................     250,000          A                 269,873

New England Education Loan Marketing Corp., Massachusetts Student Loan Revenue
  Refunding, Issue A, 5.8%, 3/1/02 ............................................   3,150,000          AAA             3,280,819

South Essex, MA, Sewer District, Series B, 6.75%, 6/1/13, Prerefunded
  6/1/04 (c)** ................................................................   1,000,000          AAA             1,138,700

Southeastern Massachusetts University Building, Series A, 5.5%, 5/1/04 (c) ....   1,010,000          AAA             1,052,157

Springfield, MA, Municipal Purpose Loan, General Obligation, Series 1996,
  6.25%, 8/1/06 (c) ...........................................................   1,000,000          AAA             1,093,020

Worcester, MA, General Obligation, Revenue Refunding, Series G, 6%, 7/1/01 (c)    2,000,000          AAA             2,121,420

Puerto Rico

Puerto Rico Public Building Authority, 6.75%, 7/1/04 (c) ......................   2,250,000          AAA             2,553,165
------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-term Municipal Investments (Cost $55,269,962) ..............                                     56,317,779
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $63,425,363) (a) ....................                                     64,475,949
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

              11 - Scudder Massachusetts Limited Term Tax Free Fund

--------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $63,425,363. At October 31, 1996, net unrealized appreciation for all securities was $1,050,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,092,687 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $42,101.

  (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Services, Inc.

  (c) Bond is insured by one of these companies: AMBAC, HIBI, or MBIA.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   ** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
      Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

    The accompanying notes are an integral part of the financial statements.

              12 - Scudder Massachusetts Limited Term Tax Free Fund

                                           Financial Statements

                                   Statement of Assets and Liabilities

                                          as of October 31, 1996

Assets
----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $63,425,363) (Note A) ..........   $  64,475,949
                  Cash ...................................................................          97,933
                  Interest receivable ....................................................       1,069,306
                  Receivable for Fund shares sold ........................................          11,523
                  Deferred organizations expenses (Note A) ...............................          12,875
                                                                                             ----------------
                  Total assets ...........................................................      65,667,586
                                                                                             ----------------
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                  Dividends payable ......................................................   $      81,368
                  Payable for Fund shares redeemed .......................................          10,290
                  Accrued management fee (Note C) ........................................          21,561
                  Other accrued expenses (Note C) ........................................          49,279
                                                                                             ----------------
                  Total liabilities ......................................................         162,498
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value ............................................   $  65,505,088
                  -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Unrealized appreciation on investments .................................   $   1,050,586
                  Accumulated net realized loss ..........................................        (152,407)
                  Paid-in capital ........................................................      64,606,909
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value ............................................   $  65,505,088
                  -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($65,505,088 /
                     5,463,378 outstanding shares of beneficial interest, $.01 par           ----------------
                     value, unlimited number of shares authorized) .......................   $       11.99
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.


              13 - Scudder Massachusetts Limited Term Tax Free Fund

                                         Statement of Operations

                                       year ended October 31, 1996

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                  Interest .......................................................           $   2,977,286
                                                                                             -----------------

                  Expenses:
                  Management fee (Note C) ........................................           $     370,008
                  Custodian and accounting fees (Note C) .........................                  53,997
                  Services to shareholders (Note C) ..............................                  49,710
                  Trustees' fees and expenses (Note C) ...........................                  15,078
                  Auditing .......................................................                  23,694
                  Legal ..........................................................                   3,724
                  Reports to shareholders ........................................                  12,309
                  Registration fees ..............................................                  11,818
                  Amortization of organization expenses (Note A) .................                   5,640
                  Other ..........................................................                   8,292
                                                                                             -----------------
                  Total expenses before reductions ...............................                 554,270
                  Expense reductions (Note C) ....................................                (138,912)
                                                                                             -----------------
                  Expenses, net ..................................................                 415,358
                  -------------------------------------------------------------------------------------------
                  Net investment income ..........................................               2,561,928
                  -------------------------------------------------------------------------------------------

Realized and unrealized loss on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                  Net realized loss from investments .............................                (112,182)
                  Net unrealized depreciation on investments during the period ...                 (97,803)
                                                                                             -----------------
                  Net loss on investments ........................................                (209,985)
                  -------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations ...........           $   2,351,943
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


              14 - Scudder Massachusetts Limited Term Tax Free Fund

                                   Statements of Changes in Net Assets

                                                                                    Years Ended October 31,
Increase (Decrease) in Net Assets                                                    1996            1995
------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ......................................   $  2,561,928    $  2,266,506
                  Net realized gain (loss) on investments ....................       (112,182)         52,320
                  Net unrealized appreciation (depreciation) on investments
                     during the period .......................................        (97,803)      1,598,035
                                                                                 --------------  --------------
                  Net increase in net assets resulting from operations .......      2,351,943       3,916,861
                                                                                 --------------  --------------
                  Distributions to shareholders from net investment income ...     (2,561,928)     (2,266,506)
                                                                                 --------------  --------------
                  Fund share transactions:
                  Proceeds from shares sold ..................................     39,513,439      51,219,003
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ...........................      1,674,479       1,558,937
                  Cost of shares redeemed ....................................    (30,966,008)    (34,483,113)
                                                                                 --------------  --------------
                  Net increase in net assets from Fund share transactions ....     10,221,910      18,294,827
                                                                                 --------------  --------------
                  Increase in net assets .....................................     10,011,925      19,945,182
                  Net assets at beginning of period ..........................     55,493,163      35,547,981
                  ---------------------------------------------------------------------------------------------
                  Net assets at end of period ................................   $ 65,505,088    $ 55,493,163
                  ---------------------------------------------------------------------------------------------

Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..................      4,615,167       3,052,899
                                                                                 --------------  --------------
                  Shares sold ................................................      3,294,988       4,365,476
                  Shares issued to shareholders in reinvestment of
                     distributions ...........................................        139,573         131,715
                  Shares redeemed ............................................     (2,586,350)     (2,934,923)
                                                                                 --------------  --------------
                  Net increase in Fund shares ................................        848,211       1,562,268
                  ---------------------------------------------------------------------------------------------
                  Shares outstanding at end of period ........................      5,463,378       4,615,167
                  ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

              15 - Scudder Massachusetts Limited Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                  For the Period
                                                                                 February 15, 1994
                                                                                  (commencement of
                                                                                  operations) to
                                                    Years Ended October 31,          October 31,
                                                       1996           1995               1994
---------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------
 Net asset value, beginning of period ............   $12.02          $11.64            $12.00
                                                     ----------------------------------------------
 Income from investment operations:
 Net investment income ...........................      .50             .54               .36
 Net realized and unrealized gain (loss) on
    investment transactions ......................     (.03)            .38              (.36)
                                                     ----------------------------------------------
 Total from investment operations ................      .47             .92               .00
                                                     ----------------------------------------------
 Less distributions from net investment income ...     (.50)           (.54)             (.36)
                                                     ----------------------------------------------
 Net asset value, end of period ..................   $11.99          $12.02            $11.64
 ---------------------------------------------------------------------------------------------------
 Total Return (%) (a) ............................     3.98            8.08              0.00**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ..........       66              55                36
 Ratio of operating expenses, net to average
    daily net assets (%) .........................      .67             .24                --
 Ratio of operating expenses before expense ......      .90             .92              1.44*
    reductions, to average daily net assets (%)
 Ratio of net investment income to average
    daily net assets (%) .........................     4.16            4.56              4.45*
 Portfolio turnover rate (%) .....................     12.4            27.4             26.3*

  (a) Total returns would have been lower had certain expenses not been reduced.

  *   Annualized

  **  Not annualized

              16 - Scudder Massachusetts Limited Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $141,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002, (26,000) and October 31, 2004 (115,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Cost. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

              17 - Scudder Massachusetts Limited Term Tax Free Fund

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1996, purchases and sales of investments (excluding short-term) aggregated $19,038,003 and $6,057,700, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the period August 1, 1995 to February 29, 1996, the Adviser agreed to maintain the annualized expenses at 0.50% of average daily net assets. Effective March 1, 1996, the Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until July 31, 1997. For the year ended October 31, 1996, the Adviser imposed fees amounting to $231,096 and the portion not imposed amounted to $138,912 at October 31, 1996.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SSC aggregated $36,098 of which $3,101 was unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $36,000, of which $3,000 was unpaid at October 31, 1996.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Trustees' fees aggregated $15,078.

              18 - Scudder Massachusetts Limited Term Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and to the Shareholders of Scudder Massachusetts Limited Term Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Massachusetts Limited Term Tax Free Fund, including the investment portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets, for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period February 15, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Massachusetts Limited Term Tax Free Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period February 15, 1994 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.


Boston, Massachusetts                              COOPERS & LYBRAND L.L.P.
December 18, 1996

              19 - Scudder Massachusetts Limited Term Tax Free Fund

                                Tax Information

Of the dividends paid by the Scudder Massachusetts Limited Term Tax Free Fund from net investment income for the taxable year ended October 31, 1996, 100% constituted exempt interest dividends for regular federal income tax and Massachusetts state income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


              20 - Scudder Massachusetts Limited Term Tax Free Fund

                              Officers and Trustees

David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; Attorney and Corporate Director

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
Trustee

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Coleen Downs Dinneen*
Assistant Secretary

*Scudder, Stevens & Clark, Inc.

              21 - Scudder Massachusetts Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund

   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund

   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


              22 - Scudder Massachusetts Limited Term Tax Free Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
          For existing account services and transactions

            Scudder Investor Relations -- 1-800-225-5163

          For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

            Scudder Electronic Account Services -- http://funds.scudder.com

          For information about your Scudder accounts, exchanges and redemptions

            Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
          For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

              Scudder Investor Relations -- 1-800-225-2470
                                            Investor_Relations@scudder.com

              Scudder's World Wide Web Site -- http://funds.scudder.com

            For establishing 401(k) and 403(b) plans

              Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
          To receive information about this discount brokerage service and to obtain an application

              Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
              The Scudder Funds
              P.O. Box 2291
              Boston, Massachusetts
              02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
          Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

               Boca Raton            Chicago               San Francisco
               Boston                New York

          For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

          For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.



              23 - Scudder Massachusetts Limited Term Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.